TABLE OF CONTENTS Page OUR UPPERMOST FINANCIAL OBJECTIVE AND OUR STRATEGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 ADJUSTED EBITDA, DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 OUTLOOK UPDATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 38 Page 2 of 38

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term operating income, net income, EPS, Adjusted Net Operating Profit (Adjusted NOP), Adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 38

LETTER FROM ROBERT Dear Investor, We delivered financial results in line with the lowered expectations we described three months ago, albeit with mixed performance by reporting segment. • Consolidated revenue grew 4% year over year in Q3 FY2019, and organic constant-currency revenue grew 3%, compared to 16% and 11%, respectively, in Q3 FY2018. This was largely driven by essentially flat revenue growth at Vistaprint, which we expected given the changes we announced last quarter. We also saw continued weakness in National Pen revenue growth, partially offset by a slight improvement in the trend for our Upload and Print businesses. • Operating income was $29.6 million in Q3 FY2019 versus $16.6 million in the same period last year and Adjusted Net Operating Profit (NOP) was $55.2 million, versus $25.3 million last year. We are pleased with this demonstration of our ability to improve bottom line results. Vistaprint was the largest contributor, largely driven by a reduction in advertising spend that we believe was not achieving acceptable ROI. • Cash flow from operations was $17.0 million in Q3 FY2019, growing from ($32.1) million year over year, due in part to increased profitability, as well as the non-recurrence of $49.2 million of earn-out payments made in Q3 FY2018. Free cash flow, which excludes the effect of last year's earn-out payments, was ($14.9) million in Q3 FY2019, a decline from ($3.0) million in the year-ago period, due to materially higher seasonal working capital outflows, as expected, and increased capital expenditures in our All Other Businesses segment. • We repurchased 149,382 of our own shares during Q3 FY2019 for $12.1 million at an average price per share of $80.83. Year to date we have repurchased 266,934 of our own shares for $26.1 million at an average price per share of $97.84. • Our leverage ratio decreased slightly from 3.21 times trailing-twelve-month EBITDA at the end of December, 2018 to 3.19 at the end of March, 2019, as our EBITDA expanded sequentially, partially offset by debt increasing from seasonal working capital outflows and the share repurchases outlined above. We are working to restore Vistaprint's foundational basics per the plan we discussed in our March 1, 2019 investor call: • Simpler and cleaner customer experience: We are ramping up efforts to reduce many small individual issues (bugs and glitches, localization, quality, packaging, merchandising and content, etc.) to reduce what we call "death by a thousand cuts" for our customers' experience. In addition to the focus of existing teams, by the end of June we expect to have roughly doubled (from ~20 to ~40) the number of Vistaprint team members in merchandising operations who will attack a long backlog of issues in order to deliver a better, more consistent, baseline merchandising experience for our customers. • Decision-making frameworks and tools to ensure valid ROI criteria: Based on previously described corrective actions to our decision frameworks, we reduced Vistaprint's advertising spend by $16.5 million, or 21%, year over year in the third quarter. Since we first started with tests that ramped up over the third quarter, we expect the year-over-year percentage reduction in advertising spend in the fourth quarter to be slightly greater. • Analytically driven marketing, merchandising and pricing: We began work to improve recognition of repeat visitors to our website, we increased the exposure of and the accuracy of cost of goods data that we use to estimate the profitability of customers, we invested in research that we believe will improve our attribution modeling, we recruited several key team members experienced in data sciences and marketing technology and ramped up recruiting efforts for more, and we began research on customer groups that should help us differentiate our customer experience in the future. • Increase development speed and value of engineers and analysts: Historically, Vistaprint's technology was a strength that propelled a culture of data-driven decision making, rapid iteration and ubiquitous testing but it has deteriorated over time and does not achieve e-commerce best practices in terms of personalization, segmentation, data infrastructure, flexibility, testing, site speed or mobile. So we have started to build a Please see non-GAAP reconciliations at the end of this document. Page 4 of 38 completely new Vistaprint e-commerce platform that leverages third-party SAAS and the Cimpress mass customization platform (MCP). We expect to launch an end-to-end, early version in one of our smaller geographic markets this calendar year and to then progressively roll out to successively larger geographic markets over the following 18 to 24 months. Our expectation is that any temporary increase in technology expense associated with the new e-commerce platform will be funded by other savings from our recent Vistaprint changes. Also during the third quarter, we made several other Vistaprint organizational changes, or announced plans for changes in the near future, as follows: • Since Maarten Wensveen, Cimpress' chief technology officer, stepped in as interim CTO of Vistaprint as announced last quarter, we have reorganized the technology and analytics teams to support our objectives. • Sean Quinn, Cimpress' chief financial officer, has stepped into an interim position as Vistaprint CFO. • We have assigned a number of team members from Cimpress' central finance, technology and other teams to support Vistaprint. • We have engaged external consulting support in areas such as brand management, user experience, pricing and organizational design. • We began external searches for several permanent Vistaprint executive roles, including a chief marketing officer, and are ramping up recruitment in technology, data sciences and analytics. Our team members have risen to the challenge, and I thank them for their hard work and dedication. Considering the importance of the work we're doing in Vistaprint, I and several other senior executives will be maintaining our dual Vistaprint / Cimpress roles for the foreseeable future. Others across the rest of Cimpress are stepping up to take on additional responsibility to enable this focus and marshaling of resources for Vistaprint. Given the changes at Vistaprint and their import to our overall success I have focused this letter on Vistaprint, but note that, across Cimpress, we are proactively addressing the challenges that we discussed in our recent investor call, and we believe that we are taking the right steps to position ourselves for success company wide. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 5 of 38

## SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

*$ in thousands, except percentages*

### REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

| | Q3 FY2017 | Q3 FY2018 | Q3 FY2019 | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|---|---|---|
| Vistaprint | $ 322,804 | $ 357,606 | $ 349,901 | $ 990,160 | $ 1,105,557 | $ 1,121,156 |
| Upload and Print | 142,476 | 183,768 | 188,135 | 426,821 | 536,685 | 564,099 |
| National Pen | 58,828 | 81,545 | 79,721 | 58,828 | 267,360 | 278,643 |
| All Other Businesses | 28,027 | 18,865 | 50,109 | 99,410 | 67,913 | 130,824 |
| Inter-segment eliminations | (1,550) | (5,715) | (6,052) | (4,070) | (16,108) | (18,360) |
| **Total revenue** | **$ 550,585** | **$ 636,069** | **$ 661,814** | **$1,571,149** | **$ 1,961,407** | **$ 2,076,362** |
| Reported revenue growth | *26 %* | *16%* | *4%* | *20 %* | *25%* | *6%* |
| Organic constant currency revenue growth | *11 %* | *11%* | *3%* | *9 %* | *11%* | *6%* |
| **Income from operations** | **$ (41,943)** | **$ 16,627** | **$ 29,615** | **$ (36,046)** | **$ 135,949** | **$ 114,242** |
| Income from operations margin | *(7.6)%* | *2.6%* | *4.5%* | *(2.3)%* | *6.9%* | *5.5%* |

### PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT") AND ADJUSTED NET OPERATING PROFIT (NOP):

| | Q3 FY2017 | Q3 FY2018 | Q3 FY2019 | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|---|---|---|
| Vistaprint | $ 37,627 | $ 57,661 | $ 69,713 | $ 129,915 | $ 187,605 | $ 200,765 |
| Upload and Print | 12,983 | 17,367 | 17,865 | 43,232 | 54,605 | 56,498 |
| National Pen | (3,226) | 355 | (1,713) | (3,226) | 19,185 | 5,113 |
| All Other Businesses | (10,085) | (9,342) | (6,964) | (21,944) | (25,459) | (24,117) |
| **Total segment profit** | **$ 37,299** | **$ 66,041** | **$ 78,901** | **$ 147,977** | **$ 235,936** | **$ 238,259** |
| Central and corporate costs, excluding unallocated share-based compensation | (26,017) | (27,291) | (28,349) | (78,669) | (79,400) | (83,460) |
| Unallocated share-based compensation | (2,011) | (8,600) | (150) | (8,773) | (18,158) | 6,920 |
| Include: Realized gains (losses) on certain currency derivatives not included in operating income | 4,591 | (4,811) | 4,836 | 13,318 | (8,958) | 13,889 |
| **Adjusted NOP** | **$ 13,862** | **$ 25,339** | **$ 55,238** | **$ 73,853** | **$ 129,420** | **$ 175,608** |
| Adjusted NOP margin | *2.5 %* | *4.0%* | *8.3%* | *4.7 %* | *6.6%* | *8.5%* |
| Adjusted NOP year-over-year growth | *(57)%* | *83%* | *118%* | *(48)%* | *75%* | *36%* |

### CASH FLOW AND OTHER METRICS:

| | Q3 FY2017 | Q3 FY2018 | Q3 FY2019 | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|---|---|---|
| Net cash provided by (used in) operating activities | $ 8,985 | $ (32,109) | $ 16,980 | $ 123,644 | $ 144,633 | $ 222,470 |
| Net cash (used in) provided by investing activities | (22,805) | (21,955) | (32,046) | (277,506) | 13,979 | (381,554) |
| Net cash provided by (used in) financing activities | 6,861 | 61,577 | 12,039 | 123,116 | (152,164) | 161,900 |
| Free cash flow | (21,261) | (3,027) | (14,903) | 37,940 | 116,649 | 129,877 |
| Cash interest related to borrowing | 5,378 | 6,153 | 8,307 | 21,607 | 28,209 | 34,430 |

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 38

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

*$ in thousands, except where noted*

## COMPONENTS OF FREE CASH FLOW:

| | Q3 FY2017 | Q3 FY2018 | Q3 FY2019 | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|---|---|---|
| Adjusted EBITDA | $ 50,168 | $ 68,657 | $ 88,857 | $ 179,180 | $ 248,505 | $ 269,385 |
| Cash restructuring payments | (7,523) | (4,180) | (3,120) | (7,523) | (15,106) | (4,776) |
| Cash taxes | (15,658) | (7,436) | (5,140) | (35,967) | (17,888) | (16,101) |
| Other changes in net working capital (ex. earn-out payments) and other reconciling items | (12,624) | (33,756) | (55,310) | 9,561 | 6,572 | 8,392 |
| Purchases of property, plant and equipment | (20,656) | (8,767) | (19,167) | (56,916) | (47,441) | (57,934) |
| Purchases of intangible assets not related to acquisitions | (22) | (30) | — | (110) | (308) | (22) |
| Capitalization of software and website development costs | (9,568) | (11,362) | (12,716) | (28,678) | (29,476) | (34,637) |
| **Free cash flow before cash interest related to borrowing** | **$ (15,883)** | **$ 3,126** | **$ (6,596)** | **$ 59,547** | **$ 144,858** | **$ 164,307** |
| Cash interest related to borrowing | (5,378) | (6,153) | (8,307) | (21,607) | (28,209) | (34,430) |
| **Free cash flow** | **$ (21,261)** | **$ (3,027)** | **$ (14,903)** | **$ 37,940** | **$ 116,649** | **$ 129,877** |

## Q3 FY2019 COMPONENTS OF FREE CASH FLOW ($M)



$88.9
($3.1)
($5.1)
($55.3)
($19.2)
($12.7)
($6.6)
($8.3)
($14.9)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Free cash flow before interest related to borrowing
Cash interest related to borrowing
Free cash flow

## YTD Q3 FY2019 COMPONENTS OF FREE CASH FLOW ($M)



$269.4
($4.8)
($16.1)
$8.4
($57.9)
($34.6)
$164.3
($34.4)
$129.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Free cash flow before interest related to borrowing
Cash interest related to borrowing
Free cash flow

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 38

## SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

*$ in millions, except percentages and share data*

### Revenue & Reported Revenue Growth (1)



$551
$564
$563
$762
$636
$631
$589
$826
$662
26%
18%
27%
32%
16%
12%
5%
8%
4%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

*(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.*

### Organic Constant-Currency Revenue Growth



11%
9%
12%
11%
11%
11%
8%
6%
3%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Cash Flow from Operations (2)



$9
$33
$16
$160
($32)
$48
$22
$183
$17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Free Cash Flow & Cash Interest Related to Borrowing (3)



FCF
Interest
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

| | Q317 | Q417 | Q118 | Q218 | Q318 | Q418 | Q119 | Q219 | Q319 |
|---|---|---|---|---|---|---|---|---|---|
| FCF | ($21) | $7 | ($13) | $133 | ($3) | $23 | ($10) | $155 | ($15) |
| Interest (3) | $5 | $16 | $7 | $16 | $6 | $21 | $6 | $20 | $8 |

*(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.*
*(3) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.*

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 38

## SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

*$ in millions, except percentages and share data*


GAAP Operating Income (Loss) & Adjusted Net Operating Profit
GAAP OI (Loss)
Adjusted NOP
($42) $14 ($10) $22 $47 $10 $73 $94 $17 $25 $22 $36 ($6) $5 $91 $115 $30 $55
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19


Net Income (Loss) Attributable to Cimpress
($43) ($35) $23 $30 ($2) ($7) ($15) $69 $7
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19


Debt (1)
Long-Term
Short-Term
$891 $877 $821 $701 $813 $827 $864 $1,049 $1,076
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19


Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
31.1 31.2 32.3 32.3 30.7 30.8 30.9 31.8 31.5
31.1 31.2 31.2 31.0 30.7 30.8 30.9 30.9 30.8
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

*(1) Debt net of issuance costs and discounts.*
*(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.*

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 38

## INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** in Q3 of 4% was positively impacted by the acquisition of BuildASign but negatively impacted by currency changes. **Organic constant-currency revenue growth** was 3% in Q3, a decline from 11% last year, but generally in line with the expectations we reset with our Q2 FY2019 results. Revenue trends are discussed in more detail in the segment commentary of this document.

Q3 FY2019 **GAAP operating income** increased $13.0 million year over year to $29.6 million. The following year-over-year items positively influenced this result:

- Improved profitability in Vistaprint driven by a $16.5 million reduction in Vistaprint advertising expense, in line with our previously described plans.
- An $8.3 million decrease in share-based compensation expense excluding the effects of restructuring. In the current quarter we did not have costs related to our supplemental performance share unit awards (SPSUs) that were included last year as we concluded in Q2 FY2019 that the achievement of the relevant performance condition was no longer probable. Additionally, the cost of board compensation was lower with the changes to the composition of our board in November, 2018.

These increases to operating income were partially offset by a $5.5 million year-over-year increase in restructuring charges, including share-based compensation, related to the actions described last quarter.

**Adjusted NOP** increased 118% year over year in Q3 to $55.2 million, primarily due to the same reasons as GAAP operating income, excluding the year-over-year impact from restructuring charges, since these are excluded from Adjusted NOP, as well as additional profit from the BuildASign acquisition, which positively influenced Adjusted NOP to a greater degree than operating income because Adjusted NOP excludes acquisition-related amortization expense. Another meaningful difference between operating income and Adjusted NOP is the inclusion of realized gains or losses on our currency hedges, which was a significant year-over-year benefit this quarter.

**2-Year Stacked Reported Revenue Growth**



Earlier period
Later period
55%
26%
29%
44%
18%
26%
45%
27%
18%
48%
32%
16%
42%
16%
26%
30%
12%
18%
32%
5%
27%
40%
8%
32%
20%
4%
16%
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19

**2-Year Stacked Organic Constant-Currency Revenue Growth**



Earlier period
Later period
21%
11%
10%
20%
9%
11%
18%
12%
6%
19%
11%
8%
22%
11%
11%
20%
11%
9%
20%
8%
12%
17%
6%
11%
14%
3%
11%
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19

**GAAP Operating Income (Loss) ($M) & Margin (%)**



(8)%
($42)
(2)%
($10)
$47
8%
$73
10%
$17
3%
$22
4%
(1)%
($6)
$91
11%
$30
5%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Adjusted Net Operating Profit ($M) & Margin (%)**



$14
3%
$22
4%
$10
2%
$94
12%
$25
4%
$36
6%
$5
1%
$115
14%
$55
8%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 38

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

**GAAP net income (loss) per diluted share** for the third quarter was $0.21, versus ($0.07) in the same quarter a year ago. In addition to the factors described above, GAAP net income for Q3 was influenced by non-operational, non-cash year-over-year currency impacts in Other income (expense), net (details on page 21), and year-over-year changes in our tax provision.

**Gross profit** (revenue minus the cost of revenue) increased year over year by $2.3 million in the third quarter, suppressed by lower Vistaprint revenue growth, which drove a year-over-year reduction in Vistaprint gross profit, as well as currency movements. Gross profit benefited from the inclusion of BuildASign, which was not reflected in the year-ago results.

**Gross margin** (revenue minus the cost of revenue expressed as a percent of revenue) in the third quarter was 48.2%, down from 49.8% in the same quarter a year ago. The decline in gross margin was primarily due to the lower revenue growth in Vistaprint and National Pen.

**Contribution profit** (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $12.0 million in Q3, which was also suppressed by currency movements. The increase was primarily driven by the positive impact of the reduction in Vistaprint advertising spend, which more than offset the reduction in Vistaprint gross profit.

**Contribution margin** (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the third quarter was 31.8%, up from 31.2% in the same quarter a year ago. This was driven by the reduction in Vistaprint advertising spend partially offset by the gross margin compression described above.

Advertising as a percent of revenue decreased significantly year over year for the third quarter from 17.0% to 14.8%.


GAAP Operating Income (Loss) & Adjusted Net Operating Profit ($M) (TTM)
TTM OI (Loss)
TTM Adjusted NOP
($20) $103
($46) $96
$29 $103
$68 $140
$126 $151
$158 $165
$105 $160
$123 $182
$136 $212
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19


Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$282 $285 $280 $402 $317 $315 $287 $414 $319
51.2% 50.5% 49.6% 52.7% 49.8% 49.8% 48.6% 50.2% 48.2%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19


Contribution Profit ($M) & Contribution Margin (%)
Contribution Profit
Contribution Margin %
$173 $186 $175 $261 $198 $206 $163 $266 $210
31.4% 32.9% 31.0% 34.3% 31.2% 32.6% 27.7% 32.3% 31.8%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 38

## CASH FLOW & RETURN ON INVESTED CAPITAL

We generated $17.0 million of **cash from operations** in Q3 FY2019, compared with ($32.1) million in the year-ago period. The increase was driven by the absence of the $49.2 million of earn-out related payments that were included in the prior year period, as well as a $20.2 million increase in Adjusted EBITDA, which was positively impacted by the inclusion of BuildASign. Additionally, cash from operations benefited from slightly lower restructuring payments and cash taxes. These improvements were partially offset by larger working capital outflows from lower growth, higher seasonal outflows due to the addition of BuildASign as well as improvements in payment terms that benefited the prior quarter but increase our seasonal outflows for Q3. Cash interest payments were also higher due to the BuildASign acquisition that closed in October, 2018, and higher interest rates including the impact of the change in mix of our debt following our bond issuance in Q4 FY2018. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page illustrates the impact of interest expense, restructuring payments and earn-outs on our operating cash flow.

**Free cash flow** was ($14.9) million in the third quarter of FY2019 compared to ($3.0) million in the same period a year ago. Free cash flow benefited from similar factors as our operating cash flow; however, the year-ago earn-out payments were excluded from free cash flow. Additionally, both capital expenditures and capitalized software increased in the third quarter, for a combined year-over-year increase of $11.8 million.

Internally, our most important annual performance metric is **unlevered free cash flow**, which we define as free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis. One outcome of changing to this performance metric has been increased focus and discipline on working capital.

The GAAP operating measures that we use as a basis to calculate **Adjusted Return on Invested Capital** (Adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt increased compared to the year-ago period in conjunction with our acquisition of BuildASign. On a trailing-twelve-month basis, Adjusted ROIC as of March 31, 2019 improved significantly compared to the prior-year Q3 TTM period. As of Q2 FY2018, Adjusted ROIC reflected a full year of National Pen operating results.

**Free Cash Flow &**
**Cash Interest Related to Borrowing ($M)**
**(Quarterly)**



FCF
Interest
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

| | Q317 | Q417 | Q118 | Q218 | Q318 | Q418 | Q119 | Q219 | Q319 |
|---|---|---|---|---|---|---|---|---|---|
| FCF | ($21) | $7 | ($13) | $133 | ($3) | $23 | ($10) | $155 | ($15) |
| Interest | $5 | $16 | $7 | $16 | $6 | $21 | $6 | $20 | $8 |

**Free Cash Flow &**
**Cash Interest Related to Borrowing ($M)**
**(TTM)**



FCF
Interest
$34
$73
$38
$45
$41
$50
$43
$106
$44
$124
$49
$139
$48
$142
$53
$165
$55
$153
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Adjusted Return on Invested Capital**
**(TTM)**



Adjusted ROIC
Adjusted ROIC ex SBC
9%
8%
9%
14%
16%
18%
18%
17%
18%
6%
5%
6%
10%
12%
14%
13%
14%
16%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 38

CASH FLOW & ROIC (CONTINUED)

### Cash Flow from Operations ($M) (Quarterly)


$9
$33
$16
$160
($32)
$48
$22
$183
$17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Cash Flow from Operations ($M) (TTM)


$176
$157
$164
$219
$178
$192
$198
$221
$270
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$13
$5
$8
$23
$16
$7
$11
$7
$4
$23
$16
$7
$59
$49
$6
$4
$23
$21
$2
$7
$6
$1
$20
$11
$8
$3
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$51
$9
$34
$8
$53
$38
$15
$60
$41
$19
$69
$43
$26
$116
$49
$44
$23
$115
$49
$49
$17
$111
$49
$48
$14
$110
$49
$53
$8
$62
$55
$7
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$31
$10
$21
$26
$9
$17
$29
$9
$20
$27
$9
$18
$20
$11
$9
$24
$11
$13
$32
$11
$21
$29
$11
$18
$32
$13
$19
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

### Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$112
$37
$75
$111
$37
$74
$113
$38
$75
$113
$36
$77
$103
$38
$65
$102
$41
$61
$104
$43
$61
$106
$45
$61
$117
$46
$71
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 38

## ADJUSTED EBITDA, DEBT & SHARE REPURCHASES

Adjusted EBITDA is operating income plus depreciation and amortization (including acquisition-related amortization of intangible assets), goodwill and other impairment charges, restructuring charges, gains on the purchase or sale of subsidiaries, share-based compensation, and several other small items described in the non-GAAP reconciliation section of this document. We do not manage our business performance to Adjusted EBITDA; however it is a significant component of unlevered free cash flow, which is the financial metric to which we manage the business on an annual basis.

Adjusted EBITDA for Q3 FY2019 was $88.9 million, up 29% from Q3 FY2018 and our TTM Adjusted EBITDA was $347.0 million, up 13% from the year-ago TTM period. Though Adjusted EBITDA excludes several costs and benefits in our operating income, Q3 FY2019 Adjusted EBITDA moved in line with the year-over-year change in operating income discussed on pages 10 and 11 of this document. In addition, the BuildASign acquisition positively influenced Adjusted EBITDA to a greater degree than operating income. Even without the year-over-year benefit from the inclusion of BuildASign, Adjusted EBITDA grew meaningfully in Q3 FY2019.

The calculation for our debt leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within the trailing-twelve-month period ended March 31, 2019, as well as other smaller differences.

When calculated per the definitions in our debt covenants, our total leverage ratio was 3.19 as of March 31, 2019, and our senior secured leverage ratio was 2.02, a slight decrease compared to December 31, 2018. This was driven by the sequential expansion of EBITDA, partially offset by debt increasing from seasonal working capital outflows and the share repurchases outlined below.

During the third quarter we repurchased 149,382 Cimpress shares for $12.1 million at an average price per share of $80.83. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by our debt covenants and obligations under our equity compensation plans, as well as legal and tax considerations.



Adjusted EBITDA ($M) (Quarterly)
$50
$59
$46
$134
$69
$78
$42
$138
$89
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19



Adjusted EBITDA ($M) (TTM)
$238
$238
$249
$289
$308
$326
$323
$327
$347
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19



Total Leverage Ratio*
3.59
3.45
3.39
2.58
2.79
2.75
2.81
3.21
3.19
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

*Total leverage ratio as calculated in accordance with our debt covenants*



Amount Available for Borrowing ($M)
$201
$212
$262
$490
$439
$568
$564
$424
$439
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19



Interest Expense Related to Borrowing ($M)* (Income Statement View)
$10
$11
$11
$10
$11
$11
$12
$14
$15
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 38

## SEGMENT RESULTS

## VISTAPRINT

Vistaprint's Q3 FY2019 revenue growth was in line with the revised expectations we set last quarter when we announced leadership and other changes within the Vistaprint business. Reported revenue declined 2%, and constant-currency revenue grew 1%. The year-over-year timing of Easter slightly benefited Vistaprint's revenue growth in Q3 FY2019.

As described earlier in the document, we have begun to reduce poor-ROI advertising spend in light of updated estimates of cash flows per customer cohort. This lowered revenue growth, particularly from new customers.

Vistaprint's segment profit in Q3 FY2019 increased by $12.1 million year over year, and segment profit margin improved 380 basis points compared to the year-ago period. This was largely driven by a $16.5 million, or 21.4%, year-over-year reduction in advertising spend, as well as reductions in operating expenses, partially offset by gross margin compression resulting primarily from changes in product mix.

We accelerated our pullback in advertising over the course of Q3 and therefore expect a slightly larger year-over-year reduction in advertising spend in the fourth quarter in percentage terms. We expect there will be a revenue impact in future periods from these reductions. We continue to expect flat-to-negative growth for Vistaprint for the foreseeable future because we will accept declining revenue growth in favor of improved returns on our advertising investment.

Some of the near-term operating expense savings in Vistaprint will be offset as we recruit additional talent in Vistaprint's data, analytics and technology organizations and as we engage outside service providers. Note as well that until we have a clear view on the longer-term future talent assignments, we are not currently allocating the cost of the executives, engineers or finance team members who are serving in dual Vistaprint roles: these expenses are recorded primarily in Central and Corporate Costs.

**Revenue ($M) & Reported Revenue Growth Quarterly**



$323 $321 $319 $429 $358 $357 $337 $434 $350
11% 5% 11% 13% 11% 11% 6% 1% (2)%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

**Organic Constant-Currency Revenue Growth Quarterly**



12% 6% 10% 9% 7% 9% 7% 3% 1%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

**2-Year Stacked Organic Constant-Currency Revenue Growth**



Earlier period
Later period
22% 18% 18% 18% 19% 15% 17% 12% 8%
12% 6% 10% 9% 7% 9% 7% 3% 1%
10% 12% 8% 9% 12% 6% 10% 9% 7%
Q3'16+Q3'17 Q4'16+Q4'17 Q1'17+Q1'18 Q2'17+Q2'18 Q3'17+Q3'18 Q4'17+Q4'18 Q1'18+Q1'19 Q2'18+Q2'19 Q3'18+Q3'19

**Segment Profit ($M) & Segment Profit Margin Quarterly**



$38 $38 $31 $99 $58 $54 $47 $84 $70
12% 12% 10% 23% 16% 15% 14% 19% 20%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

**Vistaprint Advertising ($M) & as % of Revenue**



$73 $69 $73 $89 $77 $77 $73 $90 $60
23% 21% 23% 21% 22% 22% 22% 21% 17%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 38

## UPLOAD AND PRINT

Upload and Print's reported revenue grew 2% year over year in Q3 FY2019, and constant-currency revenue growth was 11%. Constant-currency revenue growth decelerated versus the year-ago period, but accelerated compared to the growth rates in the first half of FY 2019. The year-over-year timing of the Easter holiday slightly benefited Upload and Print revenue growth in Q3 FY2019.

Though the revenue growth rate improved sequentially, we continue to see growth pressured by competition in the form of product pricing and advertising, consistent with our commentary over the past few quarters. We continue to believe we can outperform and outlast competitors in the long term due to our geographic diversity, product selection, customer service, profitability and scale, but it requires hard work and a continued focus on innovation and cost reduction in this hyper-competitive space.

Segment profit in Q3 FY2019 was up by $0.5 million year over year, and segment profit margin was flat year over year. These results were primarily driven by operating expense efficiencies, partially offset by inflation in materials inputs such as paper, as well as unfavorable currency impacts.

We advanced on our plans to divide reporting structures in Upload and Print into two subsidiary groups in order to position leaders closer to front-line operations of these businesses, to lower costs, and to drive culture, priorities and technologies that improve customer and financial outcomes.

Our Upload and Print businesses serve similar customers, use both internal and external fulfillment, and we measure value creation as a portfolio of all the businesses. That being said, and as described last quarter, due to SEC reporting requirements we plan to report our Upload and Print groups as two separate reportable segments, which we now expect to begin with our Q4 FY2019 results.

**Revenue ($M) & Reported Revenue Growth Quarterly**



$142
$162
$160
$193
$184
$193
$172
$204
$188
22%
10%
22%
26%
29%
19%
7%
6%
2%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Organic Constant-Currency Revenue Growth Quarterly**



13%
14%
16%
16%
12%
10%
9%
9%
11%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**2-Year Stacked Organic Constant-Currency Revenue Growth**



Earlier period
Later period
38%
13%
25%
35%
14%
21%
28%
16%
12%
27%
16%
11%
25%
12%
13%
24%
10%
14%
25%
9%
16%
25%
9%
16%
23%
11%
12%
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19

**Segment Profit ($M) & Segment Profit Margin Quarterly**



$13
$20
$15
$22
$17
$25
$16
$22
$18
9%
12%
9%
12%
9%
13%
9%
11%
9%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 38

## NATIONAL PEN

National Pen's Q3 FY2019 revenue growth was disappointing again this quarter as we lap very strong growth in the third quarter of last year. Following strong performance in the prior fiscal year, we significantly increased our prospecting in Q1 and Q2 of FY2019, which drove new customer growth. As we mentioned last quarter, the team reduced its prospecting activities (mail and telesales) in Q3 FY2019 based on the fact that the payback on this incremental prospecting investment did not meet our expectations, which is now impacting National Pen's revenue growth. National Pen's revenue was also impacted by operational delays in the supply chain for direct-marketing mailings. Given the relative increase in these types of delays in recent quarters, we have begun to look for alternatives for campaigns that could improve National Pen's performance next fiscal year. We have not changed the prior revenue guidance for National Pen despite this quarter's lower growth.

Segment profit declined year over year by $2.1 million during the third quarter and segment profit margin was down 260 basis points. Primary drivers of this were revenue weakness and accelerated investment in e-commerce technology and marketing teams. Currency also had a negative year-over-year impact on segment profit.

Despite the lower growth rate this quarter, National Pen is working to strengthen its business operationally while continuing to set the stage for future growth through use of data and technology, as well as new products, delivery options for customers, and sales channels.

During the quarter, National Pen launched two pilot sites for its new e-commerce technology, and also tested and adopted more of our MCP technologies intended to drive improved conversion rates and lower costs. Early indications of these efforts are positive, but the financial impact is not yet material to National Pen's results.


Revenue ($M) & Reported Revenue Growth
Quarterly
$59
$54
$60
$126
$82
39%
$66
22%
$66
10%
$133
5%
$80
(2)%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19


Organic Constant-Currency Revenue Growth
Quarterly
30%
19%
11%
7%
1%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

*Constant-currency revenue growth excludes discontinued operations from Q3 FY2017 through Q2 FY2018.


Segment Profit ($M) & Segment Profit Margin*
Quarterly
(5%)
($3)
$1
2%
$1
2%
$18
14%
$—
—%
$3
5%
(27%)
($18)
$25
19%
($2)
(2%)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

*Starting in Q1 FY2019, segment profit is impacted by the adoption of the new U.S. GAAP revenue recognition standard that results in the earlier recognition of direct mail expenses in our National Pen business. The year-over-year impact hurt segment profit by $14.0 million in Q1 FY2019, but helped segment profit by $12.0 million in Q2 FY2019 and $1.5 million in Q3 FY2019. This is an expense timing impact only that will create fluctuations in year-over-year profit trends throughout FY2019, but has no bearing on the cash flow of this business (either quarterly or on a full-year basis).

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 38

## ALL OTHER BUSINESSES

The growth rates for the businesses in this segment vary greatly from each other, and tend to fluctuate from quarter to quarter. The largest business in this segment, BuildASign, is our most recent acquisition and it grew well in Q3 FY2019, though at a slightly reduced pace from the recent trend due to year-over-year seasonality in demand for the signage category. The early-stage businesses in this segment delivered mixed revenue results during Q3 FY2019, with some good and some disappointing results. These businesses continue to pivot and evolve their business models as they learn more about the markets they serve, and therefore, we expect fluctuations in growth. The organic growth rate for this segment is currently suppressed by recent actions we have taken to improve the efficiency and focus of some of these businesses, including the decision to shut down the U.S. operations of the Printi business during Q2 FY2019.

Q3 FY2019 segment loss improved by $2.4 million year over year, driven by the BuildASign acquisition, as well as a currency benefit, partially offset by increased investments in our Printi business, and the inclusion of operating losses from our VIDA business in FY2019. Segment loss margin improved year over year from (50)% last year to (14)% in Q3 FY2019 due to the BuildASign acquisition.

On our March 1, 2019 mid-year strategy update call we discussed the increased investment levels in Printi, including a new production facility and equipment upgrade and the recruitment of strong new talent in many functions. These investments combined with recent performance have meant that cash burn increased sharply for this fiscal year-to-date, including Q3 where segment losses and capital expenditures were meaningful. This continues to be by far the largest driver of the increased investment levels in this segment, excluding BuildASign. Printi is currently 53.7% owned by Cimpress, with the substantial remainder owned by Printi's founders. Cimpress intends to exercise its right to call the founders' equity earlier than previously anticipated. Cimpress extended loans to Printi's founders as part of the arrangement, which were collateralized by their equity in Printi. The redemption value of that equity is now lower based on the earlier call date and, as a result, we have written down the value of the founder loans. The estimated redemption value is calculated based on certain contractual financial measures in the period the put or call option is exercised. During the current quarter, we recognized a reserve against the gross loan receivable of $15.1 million, comprising a re-characterization of a portion of the related liabilities to the loan balance of $14.5 million and expense recognized in our income statement that drove a negative impact of $0.6 million on operating income due to this change.

**Revenue ($M) & Reported Revenue Growth Quarterly**



Revenue (excluding Albumprinter)
Albumprinter Revenue
Reported Revenue Growth
$28
$17
$11
(8)%
$29
$16
$13
6%
$28
$13
$15
7%
$21
(53)%
$19
(33)%
$20
(33)%
$19
(33)%
$62
194%
$50
166%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Organic Constant-Currency Revenue Growth* Quarterly**



(9)%
7%
40%
24%
53%
46%
29%
17%
(2)%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**The trend of organic constant currency revenue growth in the chart above is not indicative of the growth trends in the existing businesses within this segment. Prior to Q1 FY2018, organic growth included Albumprinter which was material to this segment and grew more slowly than the other businesses that remain. Additionally, our organic growth in each quarter of FY2017 was impacted by the loss of two retail partners in those periods as we have explained in the past.*

**Segment Loss ($M) & Margin (%) of Loss Quarterly**



(36%)
($10)
(32%)
($9)
(27%)
($8)
(41%)
($9)
(50%)
($9)
(47%)
($9)
(51%)
($10)
(12%)
($8)
(14%)
($7)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 38

ALL OTHER BUSINESSES (CONTINUED) Businesses in this Reportable Segment: With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of multiple small, rapidly evolving early-stage businesses that we continue to manage at an operating loss as previously described and planned. These businesses are subject to high degrees of risk and we expect that each of their business models will rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting, and expect fluctuations in growth. BuildASign is an internet-based provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.  Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality. VIDA is an innovative startup that brings manufacturing access and an e-commerce marketplace to artists, thereby enabling artists to convert ideas into beautiful, original products for customers, ranging from custom fashion, jewelry and accessories to home accent pieces. Vistaprint Corporate Solutions serves medium-sized businesses and large corporations, as well as a legacy revenue stream with retail partners and franchise businesses. Vistaprint India operates a derivative of the Vistaprint business model, albeit with higher service levels and quality, fully domestic, Indian content, pricing that is a slight premium to many traditional offline alternatives, and almost no discounting. Vistaprint Japan operates a derivative of the Vistaprint business model with a differentiated position relative to competitors who tend to focus on upload and print, not the self-service, micro-business customer which Vistaprint Japan serves. Please see non-GAAP reconciliations at the end of this document. Page 19 of 38

## CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 21% year over year in Q3 FY2019 from $35.9 million to $28.5 million.

In the current quarter we did not have costs related to our supplemental performance share unit awards (SPSUs) that were included last year as we concluded in Q2 FY2019 that the achievement of the relevant performance condition was no longer probable. The related expense in the prior-year period was $5.6 million. Additionally, our share-based compensation is lower year over year due to the changes we made in November, 2018 that reduced the number of directors on our board of directors.

Excluding unallocated SBC, central and corporate costs were up slightly year over year, due to increased central technology investments and central operating costs, which were largely offset by efficiencies elsewhere in these costs.

Our central technology teams continue to make good progress in introducing new MCP technologies and in helping our businesses adopt the ones that already make up this set of micro-services. Recent additions to the MCP use machine learning to improve the customer experience, drive higher conversion rates, and automate manual processes. Vistaprint has used portions of the MCP technology for multiple years, and will use them much more extensively in the future as part of the re-build of the Vistaprint technology platform. We anticipate that we can deploy the new Vistaprint platform much faster and with lower risk because it will leverage many pre-existing MCP technologies.

| What are Central and Corporate Costs? | |
|---|---|
| **Unallocated Share Based Comp** | The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category. |
| **MCP Investment** | Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP). |
| **Central Operating Costs** | Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses. |
| **Corporate Costs** | Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards mentioned above are included in this category. |

**Central and Corporate Costs ($M)*
Quarterly**



Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$28
$2
$7
$10
$9
$31
$5
$7
$10
$9
$28
$2
$6
$10
$10
$33
$7
$6
$10
$9
$36
$9
$6
$11
$10
$34
$7
$6
$11
$10
$32
$4
$7
$11
$11
$16
$7
$11
$9
($11)
$29
$7
$12
$10
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs. This was due to the fact that we no longer believe that the achievement of the performance condition is probable as of Q2 FY2019. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

**Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)**



$26
5%
$26
5%
$26
5%
$26
3%
$27
4%
$27
4%
$28
5%
$27
3%
$28
4%
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 38

## CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth rate by 500 basis points in Q3 FY2019. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net Adjusted EBITDA exposure. We hedge our Adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added back to our Adjusted NOP and Adjusted EBITDA to show the economic impact of our hedging activities.

Our Other (expense) income, net was ($2.5) million for the third quarter of FY2019. The vast majority of this is currency related, as follows:

- Approximately $7.3 million of Q3 losses were primarily related to unrealized non-cash net losses on intercompany activity and currency hedges. These are included in our net income, but excluded from our Adjusted NOP and Adjusted EBITDA.
- Realized gains on certain currency hedges of $4.8 million for the third quarter. These realized gains affect our net income, Adjusted NOP and Adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

| Financial Measure | Y/Y Impact from Currency*<br>Q3 FY2019 |
|---|---|
| Revenue | Negative |
| Operating income | Negative |
| Net income | Negative |
| Segment profit | Mixed by Segment |
| Adjusted NOP | Positive |
| Adjusted EBITDA | Positive |
| Free cash flow | Positive |

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted NOP and Adjusted EBITDA include only realized gains or losses from certain currency hedges. Free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment profit do not reflect any impacts from currency hedges or balance sheet translation.*

**Other Income (Expense), Net ($M)**


($7)
($11)
($16)
($8)
($2)
$5
$10
$10
($2)
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

**Realized Gains (Losses) on Certain Currency Derivatives ($M)**


$5
$3
($1)
($4)
($5)
($2)
$2
$7
$5
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 38

OUTLOOK UPDATE This quarter's performance does not change our view on our revenue outlook for the foreseeable future, or our investment spend guidance for FY2019, as described on page 22 of our January 30, 2019 quarterly earnings document. Additionally, please note the following housekeeping items: • As a reminder, we are engaged in a process to realign management financial incentives within the Upload and Print businesses to directly tie management compensation to the performance of an executive's business(es). In certain cases, this includes having executives or groups of executives purchase equity directly in the businesses that they lead. Along these lines, in Q2 FY2019, we purchased a minority-held equity position in one of the Upload and Print businesses, and during Q4 FY2019, we expect certain senior Upload and Print executives to purchase a similarly sized stake in one of the two new Upload and Print groups. Therefore, we expect to have a Q4 FY2019 cash inflow subject to the successful completion of the transaction. • The owners of the remaining 30% of Exagroup that we currently do not own have a put option that is exercisable in Q4 FY2019. If the put option is exercised as expected, this will result in a cash payment of €39 million in the fourth quarter for the purchase. The current noncontrolling interest for this business would no longer be backed out of our income statement upon purchase. Please see non-GAAP reconciliations at the end of this document. Page 22 of 38

CIMPRESS N.V. CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) March 31, June 30, 2019 2018 Assets Current assets: Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 44,258 $ 44,227 Accounts receivable, net of allowances of $7,236 and $6,898, respectively . . . . . . . . . . . . 70,095 55,621 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67,203 60,602 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92,048 78,846 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 273,604 239,296 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 498,324 483,664 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64,882 56,199 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57,885 67,087 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 720,734 520,843 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 273,831 230,201 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32,022 54,927 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,921,282 $ 1,652,217 Liabilities, noncontrolling interests and shareholders’ equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 167,611 $ 152,436 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 207,918 186,661 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,941 27,697 Short-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64,516 59,259 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,866 54,971 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 517,852 481,024 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45,656 51,243 Lease financing obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111,956 102,743 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,010,599 767,585 Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53,916 69,524 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,739,979 1,472,119 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52,366 86,151 Shareholders’ equity: Preferred shares, par value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, par value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 30,704,788 and 30,876,193 shares outstanding, respectively . . . . . . . 615 615 Treasury shares, at cost, 13,375,839 and 13,204,434 shares, respectively. . . . . . . . . . . . . (708,140) (685,577) Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 403,989 395,682 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 503,275 452,756 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (70,802) (69,814) Total shareholders’ equity attributable to Cimpress N.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128,937 93,662 Noncontrolling interests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 285 Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 128,937 93,947 Total liabilities, noncontrolling interests and shareholders’ equity. . . . . . . . . . . . . . . . . . . . . . $ 1,921,282 $ 1,652,217 Page 23 of 38

## CIMPRESS N.V.
## CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

| | Three Months Ended March 31, | | Nine Months Ended March 31, | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Revenue | $ 661,814 | $ 636,069 | $ 2,076,362 | $ 1,961,407 |
| Cost of revenue (1) | 342,700 | 319,209 | 1,056,667 | 963,249 |
| Technology and development expense (1) | 58,274 | 61,267 | 170,742 | 182,598 |
| Marketing and selling expense (1) | 171,584 | 179,591 | 566,335 | 546,469 |
| General and administrative expense (1) | 37,753 | 44,103 | 119,145 | 127,869 |
| Amortization of acquired intangible assets | 14,022 | 12,941 | 40,169 | 38,132 |
| Restructuring expense (1) | 7,866 | 2,331 | 9,062 | 14,686 |
| (Gain) on sale of subsidiaries | — | — | — | (47,545) |
| Income from operations | 29,615 | 16,627 | 114,242 | 135,949 |
| Other (expense) income, net | (2,495) | (1,558) | 17,386 | (25,602) |
| Interest expense, net | (16,787) | (12,652) | (47,372) | (38,263) |
| Income before income taxes | 10,333 | 2,417 | 84,256 | 72,084 |
| Income tax expense | 4,091 | 4,019 | 23,971 | 19,657 |
| Net income (loss) | 6,242 | (1,602) | 60,285 | 52,427 |
| Add: Net loss (income) attributable to noncontrolling interest | 288 | (663) | 620 | (1,394) |
| Net income (loss) attributable to Cimpress N.V. | $ 6,530 | $ (2,265) | $ 60,905 | $ 51,033 |
| Basic net income (loss) per share attributable to Cimpress N.V. | $ 0.21 | $ (0.07) | $ 1.98 | $ 1.65 |
| Diluted net income (loss) per share attributable to Cimpress N.V. | $ 0.21 | $ (0.07) | $ 1.92 | $ 1.58 |
| Weighted average shares outstanding — basic | 30,763,055 | 30,724,018 | 30,837,207 | 30,992,066 |
| Weighted average shares outstanding — diluted | 31,514,793 | 30,724,018 | 31,781,141 | 32,276,520 |

(1) Share-based compensation is allocated as follows:

| | Three Months Ended March 31, | | Nine Months Ended March 31, | |
|---|---|---|---|---|
| | 2019 | 2018 | 2019 | 2018 |
| Cost of revenue | $ 42 | $ 105 | $ 320 | $ 240 |
| Technology and development expense | 1,320 | 3,242 | 2,000 | 7,916 |
| Marketing and selling expense | 1,187 | 2,138 | 673 | 4,981 |
| General and administrative expense | 1,955 | 7,289 | 7,707 | 19,254 |
| Restructuring expense | 3,250 | 718 | 3,250 | 1,327 |

Page 24 of 38

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended Nine Months Ended March 31, March 31, 2019 2018 2019 2018 Operating activities Net income (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 6,242 $ (1,602) $ 60,285 $ 52,427 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,334 43,437 129,554 127,120 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . 7,754 13,492 13,950 33,718 Deferred taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 769 (2,683) 9,013 (9,552) Gain on sale of subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (47,545) Change in contingent earn-out liability . . . . . . . . . . . . . . . . . . . . . . . . — — — 1,774 Unrealized loss (gain) on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . 3,649 4,705 (5,932) 9,246 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . 3,939 (8,064) 1,276 5,211 Payments of contingent consideration in excess of acquisition date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (4,639) — (4,639) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,322 1,312 4,742 2,129 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,946) 1,760 (13,812) (14,696) Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 377 (4,747) (9,077) (12,104) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . 3,079 4,310 (5,318) 136 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (36,432) (25,156) 12,407 18,448 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . (17,107) (54,234) 25,382 (17,040) Net cash provided by (used in) operating activities . . . . . . . . . . . . . . . . 16,980 (32,109) 222,470 144,633 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . (19,167) (8,767) (57,934) (47,441) Proceeds from the sale of subsidiaries, net of transactions costs and cash divested. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 93,779 Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . (651) — (289,920) (110) Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (30) (22) (308) Capitalization of software and website development costs . . . . . . . . . . (12,716) (11,362) (34,637) (29,476) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 151 550 485 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 461 (1,947) 409 (2,950) Net cash (used in) provided by investing activities . . . . . . . . . . . . . . . . (32,046) (21,955) (381,554) 13,979 Financing activities Proceeds from borrowings of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 233,440 279,159 926,378 590,508 Payments of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (206,035) (168,687) (681,032) (656,153) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,258) — (2,729) (3,251) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (2,022) — (2,022) Payments of withholding taxes in connection with equity awards . . . . . (277) (982) (2,402) (3,080) Payments of capital lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . (3,942) (4,317) (12,722) (13,779) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (12,074) (39,571) (26,117) (94,710) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (41,177) — Proceeds from sale of noncontrolling interest . . . . . . . . . . . . . . . . . . . . — — — 35,390 Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,375) — Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . (134) 2,497 2,757 11,516 Page 25 of 38

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (unaudited, in thousands) Issuance of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (4,500) — (16,500) Other financing activities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,319 — 2,319 (83) Net cash provided by (used in) financing activities. . . . . . . . . . . . . . . . 12,039 61,577 161,900 (152,164) Effect of exchange rate changes on cash. . . . . . . . . . . . . . . . . . . . . . . (979) 2,301 (2,785) 5,691 Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 12,042 Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . . (4,006) 9,814 31 24,181 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . 48,264 40,064 44,227 25,697 Cash and cash equivalents at end of period. . . . . . . . . . . . . . . . . . . . . $ 44,258 $ 49,878 $ 44,258 $ 49,878 Please see non-GAAP reconciliations at the end of this document. Page 26 of 38

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant- currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, Adjusted Net Operating Profit, Adjusted EBITDA, free cash flow and Trailing-Twelve-Month Return on Invested Capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, and VIDA and BuildASign revenue for all periods. • Adjusted Net Operating Profit is defined as GAAP operating income plus interest expense associated with our Waltham, Massachusetts lease, excluding M&A related items such as acquisition-related amortization and depreciation, changes in the fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense, plus the impact of certain unusual items such as discontinued operations, restructuring charges, impairments, or gains related to the purchase or sale of subsidiaries, plus certain realized gains or losses on currency derivatives that are not included in operating income. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is Adjusted NOPAT or Adjusted NOPAT excluding share- based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as Adjusted NOP from above, less cash taxes. Adjusted NOPAT excluding share-based compensation adds back all share-based compensation expense that has not already been added back to Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Operating leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 27 of 38

## REVENUE GROWTH RATES BY SEGMENT

*(Quarterly)*

| Vistaprint | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 11% | 5% | 11 % | 13 % | 11 % | 11 % | 6% | 1% | (2)% |
| Currency impact | 1% | 1% | (1)% | (4)% | (4)% | (2)% | 1% | 2% | 3 % |
| Revenue growth in constant currency | 12% | 6% | 10 % | 9 % | 7 % | 9 % | 7% | 3% | 1 % |

| Upload and Print | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 22 % | 10% | 22 % | 26 % | 29 % | 19 % | 7% | 6% | 2% |
| Currency impact | 5 % | 4% | (6)% | (10)% | (17)% | (9)% | 2% | 3% | 9% |
| Revenue growth in constant currency | 27 % | 14% | 16 % | 16 % | 12 % | 10 % | 9% | 9% | 11% |
| Impact of TTM acquisitions | (14)% | —% | — % | — % | — % | — % | —% | —% | —% |
| Revenue growth in constant currency excl. TTM acquisitions | 13 % | 14% | 16 % | 16 % | 12 % | 10 % | 9% | 9% | 11% |

| National Pen | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth[1] | 100 % | 100 % | 100 % | 100 % | 39 % | 22 % | 10% | 5% | (2)% |
| Currency impact | — % | — % | — % | — % | (9)% | (3)% | 1% | 2% | 3 % |
| Revenue growth in constant currency | 100 % | 100 % | 100 % | 100 % | 30 % | 19 % | 11% | 7% | 1 % |
| Impact of TTM acquisitions | (100)% | (100)% | (100)% | (100)% | — % | — % | —% | —% | — % |
| Revenue growth in constant currency excl. TTM acquisitions | — % | — % | — % | — % | 30 % | 19 % | 11% | 7% | 1 % |
| *Pro Forma National Pen Growth Rates:* | | | | | | | | | |
| *Pro forma revenue growth in U.S. dollars* | *(8)%* | *(5)%* | *(5)%* | *33 %* | *N/A* | *N/A* | *N/A* | *N/A* | *N/A* |
| *Currency impact* | *3 %* | *3 %* | *(2)%* | *(5)%* | *N/A* | *N/A* | *N/A* | *N/A* | *N/A* |
| *Pro forma revenue growth in constant currency* | *(5)%* | *(2)%* | *(7)%* | *28 %* | *N/A* | *N/A* | *N/A* | *N/A* | *N/A* |
| *Impact of discontinued operations* | *3 %* | *3 %* | *4 %* | *— %* | *N/A* | *N/A* | *N/A* | *N/A* | *N/A* |
| *Pro forma revenue growth in constant currency, excluding discontinued operations* | *(2)%* | *1 %* | *(3)%* | *28 %* | *N/A* | *N/A* | *N/A* | *N/A* | *N/A* |

| All Other Businesses | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | (8)% | 6% | 7 % | (53)% | (33)% | (33)% | (33)% | 194 % | 166 % |
| Currency impact | (1)% | 1% | (2)% | — % | — % | 2 % | 6 % | 7 % | 6 % |
| Revenue growth in constant currency | (9)% | 7% | 5 % | (53)% | (33)% | (31)% | (27)% | 201 % | 172 % |
| Impact of TTM acquisitions and divestitures | — % | —% | 35 % | 77 % | 86 % | 77 % | 56 % | (184)% | (174)% |
| Revenue growth in constant currency excl. TTM acquisitions & divestitures | (9)% | 7% | 40 % | 24 % | 53 % | 46 % | 29 % | 17 % | (2)% |

*[1]National Pen's reported revenue growth was 100% from Q3 FY17 to Q2 FY18 since we did not own this business in the corresponding year-ago periods.*

Values may not sum to total due to rounding.

Page 28 of 38

## CONSTANT-CURRENCY REVENUE GROWTH RATES
*(Quarterly)*

| Total Company | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 26 % | 18 % | 27 % | 32 % | 16 % | 12 % | 5% | 8 % | 4 % |
| Currency impact | 2 % | 2 % | (3)% | (5)% | (8)% | (4)% | 1% | 3 % | 5 % |
| Revenue growth in constant currency | 28 % | 20 % | 24 % | 27 % | 8 % | 8 % | 6% | 11 % | 9 % |
| Impact of TTM acquisitions, divestitures & JVs | (17)% | (11)% | (12)% | (16)% | 3 % | 3 % | 2% | (5)% | (6)% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 11 % | 9 % | 12 % | 11 % | 11 % | 11 % | 8% | 6 % | 3 % |

## CONSTANT-CURRENCY REVENUE GROWTH RATES
*(YTD)*

| Total Company | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|
| Reported revenue growth | 20 % | 25 % | 6 % |
| Currency impact | 2 % | (5)% | 3 % |
| Revenue growth in constant currency | 22 % | 20 % | 9 % |
| Impact of TTM acquisitions, divestitures & JVs | (13)% | (9)% | (3)% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 9 % | 11 % | 6 % |

## TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES
*(Quarterly)*

| Total Company | Q3FY16 | Q4FY16 | Q1FY17 | Q2FY17 |
|---|---|---|---|---|
| Reported revenue growth | 29 % | 26 % | 18 % | 16 % |
| Currency impact | 2 % | — % | 1 % | 2 % |
| Revenue growth in constant currency | 31 % | 26 % | 19 % | 18 % |
| Impact of TTM acquisitions, divestitures & JVs | (21)% | (15)% | (13)% | (10)% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 10 % | 11 % | 6 % | 8 % |

Values may not sum to total due to rounding.

Page 29 of 38

## TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES, CONT'D

*(Quarterly)*

| Total Company | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 26 % | 18 % | 27 % | 32 % | 16 % | 12 % | 5% | 8 % | 4 % |
| Currency impact | 2 % | 2 % | (3)% | (5)% | (8)% | (4)% | 1% | 3 % | 5 % |
| Revenue growth in constant currency | 28 % | 20 % | 24 % | 27 % | 8 % | 8 % | 6% | 11 % | 9 % |
| Impact of TTM acquisitions, divestitures & JVs | (17)% | (11)% | (12)% | (16)% | 3 % | 3 % | 2% | (5)% | (6)% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 11 % | 9 % | 12 % | 11 % | 11 % | 11 % | 8% | 6 % | 3 % |
| **2-Year Stacked Organic Constant-Currency** | **Q3'16+ Q3'17** | **Q4'16+ Q4'17** | **Q1'17+ Q1'18** | **Q2'17+ Q2'18** | **Q3'17+ Q3'18** | **Q4'17+ Q4'18** | **Q1'18+ Q1'19** | **Q2'18+ Q2'19** | **Q3'18+ Q3'19** |
| Year 1 (Earlier of the 2 Stacked Periods) | 10 % | 11 % | 6 % | 8 % | 11 % | 9 % | 12% | 11 % | 11 % |
| Year 2 (More Recent of the 2 Stacked Periods) | 11 % | 9 % | 12 % | 11 % | 11 % | 11 % | 8% | 6 % | 3 % |
| Year 1 + Year 2 | 21 % | 20 % | 18 % | 19 % | 22 % | 20 % | 20% | 17 % | 14 % |

*Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA and BuildASign revenue for all periods.*

| Vistaprint | Q3FY16 | Q4FY16 | Q1FY17 | Q2FY17 |
|---|---|---|---|---|
| Reported revenue growth | 8% | 12% | 7% | 7% |
| Currency impact | 2% | —% | 1% | 2% |
| Revenue growth in constant currency | 10% | 12% | 8% | 9% |
| Impact of TTM acquisitions, divestitures & JVs | —% | —% | —% | —% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 10% | 12% | 8% | 9% |

| Vistaprint | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 11% | 5% | 11 % | 13 % | 11 % | 11 % | 6% | 1% | (2)% |
| Currency impact | 1% | 1% | (1)% | (4)% | (4)% | (2)% | 1% | 2% | 3 % |
| Revenue growth in constant currency | 12% | 6% | 10 % | 9 % | 7 % | 9 % | 7% | 3% | 1 % |
| Impact of TTM acquisitions, divestitures & JVs | —% | —% | — % | — % | — % | — % | —% | —% | — % |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 12% | 6% | 10 % | 9 % | 7 % | 9 % | 7% | 3% | 1 % |
| **2-Year Stacked Organic Constant-Currency** | **Q3'16+ Q3'17** | **Q4'16+ Q4'17** | **Q1'17+ Q1'18** | **Q2'17+ Q2'18** | **Q3'17+ Q3'18** | **Q4'17+ Q4'18** | **Q1'18+ Q1'19** | **Q2'18+ Q2'19** | **Q3'18+ Q3'19** |
| Year 1 (Earlier of the 2 Stacked Periods) | 10% | 12% | 8 % | 9 % | 12 % | 6 % | 10% | 9% | 7 % |
| Year 2 (More Recent of the 2 Stacked Periods) | 12% | 6% | 10 % | 9 % | 7 % | 9 % | 7% | 3% | 1 % |
| Year 1 + Year 2 | 22% | 18% | 18 % | 18 % | 19 % | 15 % | 17% | 12% | 8 % |

Values may not sum to total due to rounding. Page 30 of 38

## TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES, CONT'D

*(Quarterly)*

| Upload and Print | Q3FY16 | Q4FY16 | Q1FY17 | Q2FY17 |
|---|---|---|---|---|
| Reported revenue growth | 201 % | 94 % | 72 % | 63 % |
| Currency impact | 2 % | (2)% | 1 % | 3 % |
| Revenue growth in constant currency | 203 % | 92 % | 73 % | 66 % |
| Impact of TTM acquisitions, divestitures & JVs | (178)% | (71)% | (61)% | (55)% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 25 % | 21 % | 12 % | 11 % |

| Upload and Print | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Reported revenue growth | 22 % | 10% | 22 % | 26 % | 29 % | 19 % | 7% | 6% | 2% |
| Currency impact | 5 % | 4% | (6)% | (10)% | (17)% | (9)% | 2% | 3% | 9% |
| Revenue growth in constant currency | 27 % | 14% | 16 % | 16 % | 12 % | 10 % | 9% | 9% | 11% |
| Impact of TTM acquisitions, divestitures & JVs | (14)% | —% | — % | — % | — % | — % | —% | —% | —% |
| Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs | 13 % | 14% | 16 % | 16 % | 12 % | 10 % | 9% | 9% | 11% |
| **2-Year Stacked Organic Constant-Currency** | **Q3'16+ Q3'17** | **Q4'16+ Q4'17** | **Q1'17+ Q1'18** | **Q2'17+ Q2'18** | **Q3'17+ Q3'18** | **Q4'17+ Q4'18** | **Q1'18+ Q1'19** | **Q2'18+ Q2'19** | **Q3'18+ Q3'19** |
| Year 1 (Earlier of the 2 Stacked Periods) | 25 % | 21% | 12 % | 11 % | 13 % | 14 % | 16% | 16% | 12% |
| Year 2 (More Recent of the 2 Stacked Periods) | 13 % | 14% | 16 % | 16 % | 12 % | 10 % | 9% | 9% | 11% |
| Year 1 + Year 2 | 38 % | 35% | 28 % | 27 % | 25 % | 24 % | 25% | 25% | 23% |

## GROSS PROFIT AND CONTRIBUTION PROFIT

*(Quarterly, in millions except percentages)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Total revenue | $550.6 | $564.3 | $563.3 | $762.1 | $636.1 | $631.1 | $589.0 | $825.6 | $661.8 |
| Cost of revenue | $268.5 | $279.1 | $283.8 | $360.3 | $319.2 | $316.6 | $302.5 | $411.5 | $342.7 |
| **Gross profit (revenue minus cost of revenue)** | **$282.1** | **$285.2** | **$279.5** | **$401.8** | **$316.9** | **$314.6** | **$286.5** | **$414.1** | **$319.1** |
| *as a percent of total revenue* | *51.2%* | *50.5%* | *49.6%* | *52.7%* | *49.8%* | *49.8%* | *48.6%* | *50.2%* | *48.2%* |
| Advertising expense and payment processing fees | $109.4 | $99.4 | $105.0 | $140.8 | $118.5 | $108.8 | $123.4 | $147.8 | $108.7 |
| **Contribution profit (gross profit minus advertising/processing fees)** | **$172.7** | **$185.7** | **$174.5** | **$261.0** | **$198.4** | **$205.7** | **$163.2** | **$266.3** | **$210.4** |
| *as a percent of total revenue* | *31.4%* | *32.9%* | *31.0%* | *34.3%* | *31.2%* | *32.6%* | *27.7%* | *32.3%* | *31.8%* |

Values may not sum to total due to rounding.

Page 31 of 38

## PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT")

*(Quarterly and YTD, in thousands)*

| | Q3 FY2017 | Q3 FY2018 | Q3 FY2019 | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|---|---|---|
| Vistaprint | $ 37,627 | $ 57,661 | $ 69,713 | $ 129,915 | $ 187,605 | $ 200,765 |
| Upload and Print | 12,983 | 17,367 | 17,865 | 43,232 | 54,605 | 56,498 |
| National Pen | (3,226) | 355 | (1,713) | (3,226) | 19,185 | 5,113 |
| All Other Businesses | (10,085) | (9,342) | (6,964) | (21,944) | (25,459) | (24,117) |
| **Total segment profit** | **$37,299** | **$66,041** | **$78,901** | **$147,977** | **$235,936** | **$238,259** |
| Central and corporate costs ex. unallocated SBC | (26,017) | (27,291) | (28,349) | (78,669) | (79,400) | (83,460) |
| Unallocated SBC | (2,011) | (8,600) | (150) | (8,773) | (18,158) | 6,920 |
| Include: Realized (losses) gains on certain currency derivatives not included in operating income | 4,591 | (4,811) | 4,836 | 13,318 | (8,958) | 13,889 |
| **Adjusted NOP** | **$13,862** | **$25,339** | **$55,238** | **$73,853** | **$129,420** | **$175,608** |
| Exclude: Realized losses (gains) on certain currency derivatives not included in operating income | (4,591) | 4,811 | (4,836) | (13,318) | 8,958 | (13,889) |
| Acquisition-related amortization and depreciation | (13,508) | (13,030) | (14,089) | (33,740) | (38,330) | (40,372) |
| Earn-out related charges[1] | (4,882) | — | — | (28,139) | (2,391) | — |
| Share-based compensation related to investment consideration | (375) | — | — | (5,079) | (1,047) | (2,893) |
| Certain impairments and other adjustments | (9,556) | — | (607) | (9,556) | — | (607) |
| Restructuring-related charges | (24,790) | (2,331) | (7,866) | (25,890) | (14,686) | (9,062) |
| Interest expense for Waltham, MA lease | 1,897 | 1,838 | 1,775 | 5,823 | 5,645 | 5,457 |
| Gain on the purchase or sale of subsidiaries[2] | — | — | — | — | 48,380 | — |
| **Total income from operations** | **($41,943)** | **$16,627** | **$29,615** | **($36,046)** | **$135,949** | **$114,242** |

*[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.*

*[2]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.*

Values may not sum to total due to rounding.

Page 32 of 38

## ADJUSTED NET OPERATING PROFIT

*(Quarterly, in millions except percentages)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | ($41.9) | ($9.7) | $46.6 | $72.7 | $16.6 | $21.9 | ($6.0) | $90.6 | $29.6 |
| Exclude expense (benefit) impact of: | | | | | | | | | |
| Acquisition-related amortization and depreciation | $13.5 | $12.7 | $12.7 | $12.6 | $13.0 | $11.8 | $11.4 | $14.9 | $14.1 |
| Earn-out related charges[1] | $4.9 | $12.2 | $1.1 | $1.3 | $— | $— | $— | $— | $— |
| Share-based compensation related to investment consideration | $0.4 | $4.6 | $— | $1.0 | $— | $5.7 | $— | $2.9 | $— |
| Certain impairments and other adjustments[2] | $9.6 | $— | $— | $— | $— | $— | $— | $— | $0.6 |
| Restructuring related charges | $24.8 | $0.8 | $0.9 | $11.5 | $2.3 | $0.6 | $0.2 | $1.0 | $7.9 |
| Less: Interest expense associated with Waltham, MA lease | ($1.9) | ($1.9) | ($1.9) | ($1.9) | ($1.8) | ($1.8) | ($1.8) | ($1.8) | ($1.8) |
| Less: Gain on the purchase or sale of subsidiaries[3] | $— | $— | ($48.4) | $— | $— | $0.4 | $— | $— | $— |
| Include: Realized (losses) gains on certain currency derivatives not included in operating income | $4.6 | $3.2 | ($0.6) | ($3.5) | ($4.8) | ($2.5) | $1.6 | $7.4 | $4.8 |
| **Adjusted NOP** | **$13.9** | **$21.9** | **$10.4** | **$93.7** | **$25.3** | **$36.1** | **$5.3** | **$115.1** | **$55.2** |
| *Adjusted NOP as a percent of total revenue* | *2.5%* | *3.9%* | *1.8%* | *12.3%* | *4.0%* | *5.7%* | *0.9%* | *13.9%* | *8.3%* |

## ADJUSTED NET OPERATING PROFIT

*(TTM, in millions)*

| | TTM Q3FY17 | TTM Q4FY17 | TTM Q1FY18 | TTM Q2FY18 | TTM Q3FY18 | TTM Q4FY18 | TTM Q1FY19 | TTM Q2FY19 | TTM Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | ($20.0) | ($45.7) | $28.7 | $67.7 | $126.3 | $157.8 | $105.2 | $123.1 | $136.1 |
| Exclude expense (benefit) impact of: | | | | | | | | | |
| Acquisition-related amortization and depreciation | $44.3 | $46.4 | $48.9 | $51.5 | $51.0 | $50.1 | $48.8 | $51.1 | $52.2 |
| Earn-out related charges[1] | $29.9 | $40.4 | $25.3 | $19.5 | $14.6 | $2.4 | $1.3 | $— | $— |
| Share-based compensation related to investment consideration | $6.2 | $9.6 | $5.6 | $6.0 | $5.6 | $6.8 | $6.8 | $8.6 | $8.6 |
| Certain impairments and other adjustments[2] | $10.8 | $9.6 | $9.6 | $9.6 | $— | $— | $— | $— | $0.6 |
| Restructuring related charges | $25.9 | $26.7 | $27.6 | $38.0 | $15.5 | $15.2 | $14.6 | $4.1 | $9.6 |
| Less: Interest expense associated with Waltham, MA lease | ($7.8) | ($7.7) | ($7.7) | ($7.6) | ($7.5) | ($7.5) | ($7.4) | ($7.4) | ($7.3) |
| Less: Gain on the purchase or sale of subsidiaries[3] | $— | $— | ($48.4) | ($48.4) | ($48.4) | ($47.9) | $0.4 | $0.4 | $0.4 |
| Include: Realized (losses) gains on certain currency derivatives not included in operating income | $14.2 | $16.5 | $14.0 | $3.6 | ($5.8) | ($11.4) | ($9.2) | $1.8 | $11.4 |
| **Adjusted NOP** | **$103.4** | **$95.7** | **$103.5** | **$139.8** | **$151.3** | **$165.5** | **$160.4** | **$181.8** | **$211.7** |

*[1]Includes expense recognized for the change in fair value of contingent consideration & compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.*

*[2]Includes the impact of certain impairments of goodwill and other long-lived assets as defined by ASC 350 - "Intangibles - Goodwill and Other", as well as reserves recognized for loans as defined by ASC 326 - "Financial Instruments - Credit Losses."*

*[3]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.*

Values may not sum to total due to rounding.

Page 33 of 38

## ADJUSTED EBITDA

*(Quarterly, in millions)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | ($41.9) | ($9.7) | $46.6 | $72.7 | $16.6 | $21.9 | ($6.0) | $90.6 | $29.6 |
| Depreciation and amortization | $44.5 | $42.6 | $42.4 | $41.3 | $43.4 | $41.9 | $40.7 | $44.5 | $44.1 |
| Waltham, MA lease depreciation adjustment | ($1.0) | ($1.0) | ($1.0) | ($1.0) | ($1.0) | ($1.0) | ($1.0) | ($1.0) | ($1.0) |
| Share-based compensation expense[1] | $6.5 | $13.0 | $6.8 | $12.8 | $12.8 | $16.7 | $8.9 | ($2.7) | $4.5 |
| Proceeds from insurance | $0.2 | $— | $— | $0.4 | $0.3 | $— | $— | $— | $— |
| Interest expense associated with Waltham, MA lease | ($1.9) | ($1.9) | ($1.9) | ($1.9) | ($1.8) | ($1.8) | ($1.8) | ($1.8) | ($1.8) |
| Earn-out related charges | $4.9 | $12.2 | $1.1 | $1.3 | $— | $— | $— | $— | $— |
| Certain impairments and other adjustments | $9.6 | $— | $— | $0.5 | $0.9 | $1.5 | ($0.1) | $0.1 | $0.8 |
| Gain on purchase or sale of subsidiaries | $— | $— | ($48.4) | $— | $— | $0.4 | $— | $— | $— |
| Restructuring related charges | $24.8 | $0.8 | $0.9 | $11.5 | $2.3 | $0.6 | $0.2 | $1.0 | $7.9 |
| Realized gains (losses) on currency derivatives not included in operating income | $4.6 | $3.2 | ($0.6) | ($3.5) | ($4.8) | ($2.5) | $1.6 | $7.4 | $4.8 |
| **Adjusted EBITDA[2,3]** | **$50.2** | **$59.2** | **$45.8** | **$134.0** | **$68.7** | **$77.6** | **$42.5** | **$138.1** | **$88.9** |

## ADJUSTED EBITDA

*(YTD, in millions)*

| | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|
| GAAP operating income (loss) | ($36.0) | $135.9 | $114.2 |
| Depreciation and amortization | $117.0 | $127.1 | $129.3 |
| Waltham, MA lease depreciation adjustment | ($3.1) | ($3.1) | ($3.1) |
| Share-based compensation expense[1] | $29.4 | $32.4 | $10.7 |
| Proceeds from insurance | $0.8 | $0.7 | $— |
| Interest expense associated with Waltham, MA lease | ($5.8) | ($5.6) | ($5.5) |
| Earn-out related charges | $28.1 | $2.4 | $— |
| Certain impairments and other adjustments | $9.6 | $1.4 | $0.8 |
| Gain on purchase or sale of subsidiaries | $— | ($48.4) | $— |
| Restructuring related charges | $25.9 | $14.7 | $9.1 |
| Realized gains (losses) on currency derivatives not included in operating income | $13.3 | ($9.0) | $13.9 |
| **Adjusted EBITDA[2,3]** | **$179.2** | **$248.5** | **$269.4** |

Values may not sum to total due to rounding.

Page 34 of 38

## ADJUSTED EBITDA

*(TTM, in millions)*

| | TTM Q3FY17 | TTM Q4FY17 | TTM Q1FY18 | TTM Q2FY18 | TTM Q3FY18 | TTM Q4FY18 | TTM Q1FY19 | TTM Q2FY19 | TTM Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| GAAP operating income (loss) | ($20.0) | ($45.7) | $28.7 | $67.7 | $126.3 | $157.8 | $105.2 | $123.1 | $136.1 |
| Depreciation and amortization | $152.6 | $159.7 | $166.5 | $170.8 | $169.7 | $169.0 | $167.3 | $170.5 | $171.2 |
| Waltham, MA lease depreciation adjustment | ($4.1) | ($4.1) | ($4.1) | ($4.1) | ($4.1) | ($4.1) | ($4.1) | ($4.1) | ($4.1) |
| Share-based compensation expense[1] | $35.0 | $42.4 | $37.6 | $39.1 | $45.4 | $49.1 | $51.2 | $35.7 | $27.4 |
| Proceeds from insurance | $1.6 | $0.8 | $0.2 | $0.5 | $0.7 | $0.7 | $0.7 | $0.3 | $0.0 |
| Interest expense associated with Waltham, MA lease | ($7.8) | ($7.7) | ($7.7) | ($7.6) | ($7.5) | ($7.5) | ($7.4) | ($7.4) | ($7.3) |
| Earn-out related charges | $29.9 | $40.4 | $25.3 | $19.5 | $14.6 | $2.4 | $1.3 | $0.0 | $0.0 |
| Certain impairments and other adjustments | $10.8 | $9.6 | $9.6 | $10.1 | $1.4 | $2.9 | $2.8 | $2.4 | $2.3 |
| Gain on purchase or sale of subsidiaries | $— | $— | ($48.4) | ($48.4) | ($48.4) | ($47.9) | $0.4 | $0.4 | $0.4 |
| Restructuring related charges | $25.9 | $26.7 | $27.6 | $38.0 | $15.5 | $15.2 | $14.6 | $4.1 | $9.6 |
| Realized gains (losses) on currency derivatives not included in operating income | $14.2 | $16.5 | $14.0 | $3.6 | ($5.8) | ($11.4) | ($9.2) | $1.8 | $11.4 |
| **Adjusted EBITDA[2,3]** | **$238.0** | **$238.4** | **$249.2** | **$289.2** | **$307.7** | **$326.1** | **$322.8** | **$326.8** | **$347.0** |

*[1]From Q4FY17 through Q3FY18 the SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.*
*[2]This letter uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to Adjusted EBITDA.*
*[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to Adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.*

## FREE CASH FLOW

*(Quarterly, in millions)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Net cash provided by operating activities | $9.0 | $33.1 | $16.4 | $160.4 | ($32.1) | $47.7 | $22.2 | $183.3 | $17.0 |
| Purchases of property, plant and equipment | ($20.7) | ($17.2) | ($20.5) | ($18.2) | ($8.8) | ($13.5) | ($21.0) | ($17.7) | ($19.2) |
| Purchases of intangible assets not related to acquisitions | $— | ($0.1) | $— | ($0.3) | $— | $— | $— | $— | $— |
| Capitalization of software and website development costs | ($9.6) | ($8.6) | ($8.9) | ($9.2) | ($11.4) | ($11.4) | ($11.2) | ($10.7) | ($12.7) |
| Payment of contingent earn-out liabilities | $— | $— | $— | $— | $49.2 | $— | $— | $— | $— |
| **Free cash flow** | **($21.3)** | **$7.1** | **($13.0)** | **$132.7** | **($3.0)** | **$22.8** | **($10.1)** | **$154.8** | **($14.9)** |

*Reference:*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Value of capital leases | $7.2 | $2.3 | $— | $0.1 | $0.4 | $— | $3.6 | $3.7 | $4.4 |
| Cash restructuring payments | $7.5 | $7.5 | $4.1 | $6.8 | $4.2 | $2.2 | $1.2 | $0.4 | $3.1 |
| Cash paid during the period for interest | $7.3 | $17.8 | $8.4 | $17.4 | $8.0 | $22.8 | $7.5 | $22.3 | $10.1 |
| Interest expense for Waltham, MA Lease | ($1.9) | ($1.9) | ($1.9) | ($1.9) | ($1.8) | ($1.8) | ($1.8) | ($1.8) | ($1.8) |
| **Cash interest related to borrowing** | **$5.4** | **$15.9** | **$6.5** | **$15.5** | **$6.2** | **$20.9** | **$5.7** | **$20.4** | **$8.3** |

Values may not sum to total due to rounding.

Page 35 of 38

## FREE CASH FLOW

*(YTD, in millions)*

| | YTD FY2017 | YTD FY2018 | YTD FY2019 |
|---|---|---|---|
| Net cash provided by operating activities | $ 123.6 | $ 144.6 | $ 222.5 |
| Purchases of property, plant and equipment | $ (56.9) | $ (47.4) | $ (57.9) |
| Purchases of intangible assets not related to acquisitions | $ (0.1) | $ (0.3) | $ — |
| Capitalization of software and website development costs | $ (28.7) | $ (29.5) | $ (34.6) |
| Payment of contingent earn-out liabilities | $ — | $ 49.2 | $ — |
| Proceeds from insurance related to investing activities | $ — | $ — | $ — |
| **Free cash flow** | **$ 37.9** | **$ 116.6** | **$ 129.9** |

*Reference:*

| | | | |
|---|---|---|---|
| Value of capital leases | $ 12.1 | $ 0.5 | $ 11.6 |
| Cash restructuring payments | $ 7.5 | $ 15.1 | $ 4.8 |
| Cash paid during the period for interest | $ 27.4 | $ 33.9 | $ 39.9 |
| Interest expense for Waltham, MA Lease | $ (5.8) | $ (5.6) | $ (5.5) |
| **Cash interest related to borrowing** | **$ 21.6** | **$ 28.2** | **$ 34.4** |

## FREE CASH FLOW

*(TTM, in millions)*

| | TTM Q3FY17 | TTM Q4FY17 | TTM Q1FY18 | TTM Q2FY18 | TTM Q3FY18 | TTM Q4FY18 | TTM Q1FY19 | TTM Q2FY19 | TTM Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Net cash provided by operating activities | $175.8 | $156.7 | $163.5 | $218.8 | $177.7 | $192.3 | $198.2 | $221.1 | $270.2 |
| Purchases of property, plant and equipment | ($74.7) | ($74.2) | ($75.3) | ($76.6) | ($64.7) | ($60.9) | ($61.5) | ($61.0) | ($71.4) |
| Purchases of intangible assets not related to acquisitions | ($0.1) | ($0.2) | ($0.2) | ($0.4) | ($0.4) | ($0.3) | ($0.3) | ($0.1) | $— |
| Capitalization of software and website development costs | ($36.8) | ($37.3) | ($37.9) | ($36.3) | ($38.1) | ($40.8) | ($43.1) | ($44.7) | ($46.0) |
| Payment of contingent earn-out liabilities | $8.6 | $— | $— | $— | $49.2 | $49.2 | $49.2 | $49.2 | $— |
| **Free cash flow** | **$72.7** | **$45.1** | **$50.1** | **$105.6** | **$123.8** | **$139.5** | **$142.5** | **$164.6** | **$152.7** |

*Reference:*

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| Value of capital leases | $12.4 | $14.4 | $12.3 | $9.6 | $2.9 | $0.5 | $4.1 | $7.6 | $11.6 |
| Cash restructuring payments | $7.5 | $15.0 | $19.1 | $25.9 | $22.6 | $17.3 | $14.5 | $8.1 | $7.0 |
| Cash paid during the period for interest | $42.2 | $45.3 | $48.3 | $51.0 | $51.7 | $56.6 | $55.7 | $60.6 | $62.6 |
| Interest expense for Waltham, MA Lease | ($7.8) | ($7.7) | ($7.7) | ($7.6) | ($7.5) | ($7.5) | ($7.4) | ($7.4) | ($7.3) |
| **Cash interest related to borrowing** | **$34.4** | **$37.5** | **$40.7** | **$43.4** | **$44.2** | **$49.1** | **$48.3** | **$53.2** | **$55.3** |

Values may not sum to total due to rounding. Page 36 of 38

## INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

*(Quarterly, in millions)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| P&L view of interest expense | $11.6 | $12.9 | $13.1 | $12.5 | $12.7 | $14.8 | $13.8 | $16.8 | $16.8 |
| Less: Interest expense associated with Waltham, MA Lease | ($1.9) | ($1.9) | ($1.9) | ($1.9) | ($1.8) | ($1.8) | ($1.8) | ($1.8) | ($1.8) |
| Less: Interest expense related to investment consideration | $— | $— | $— | ($0.4) | ($0.1) | ($1.6) | $— | ($0.8) | $— |
| **Interest expense related to borrowing** | **$9.7** | **$11.0** | **$11.2** | **$10.2** | **$10.7** | **$11.3** | **$11.9** | **$14.2** | **$15.0** |

## RETURN ON INVESTED CAPITAL

*(TTM, in millions except percentages)*

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Total Debt | $891.5 | $876.7 | $820.8 | $700.5 | $812.6 | $826.8 | $863.6 | $1,048.4 | $1,075.1 |
| Redeemable Noncontrolling Interest | $42.6 | $45.4 | $83.8 | $85.5 | $87.8 | $86.2 | $91.4 | $53.4 | $52.4 |
| Total Shareholders' Equity | $84.7 | $75.2 | $84.5 | $119.7 | $93.6 | $93.9 | $82.1 | $128.2 | $128.9 |
| Excess Cash[1] | — | — | — | — | — | — | — | — | — |
| Invested Capital[2] | $1,018.8 | $997.3 | $989.1 | $905.7 | $994.0 | $1,006.9 | $1,037.2 | $1,230.0 | $1,256.4 |
| Average Invested Capital[3] | $960.3 | $982.2 | $1,005.7 | $977.7 | $971.5 | $974.0 | $986.0 | $1,067.0 | $1,132.6 |

| | TTM Q3FY17 | TTM Q4FY17 | TTM Q1FY18 | TTM Q2FY18 | TTM Q3FY18 | TTM Q4FY18 | TTM Q1FY19 | TTM Q2FY19 | TTM Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted NOP | $103.4 | $95.7 | $103.5 | $139.8 | $151.3 | $165.5 | $160.4 | $181.8 | $211.7 |
| Less: Cash Taxes | $44.6 | $49.3 | $46.2 | $39.5 | $31.3 | $32.3 | $32.4 | $32.8 | $30.5 |
| Adjusted NOPAT | $58.8 | $46.4 | $57.3 | $100.3 | $120.0 | $133.2 | $128.0 | $149.0 | $181.2 |
| Average Invested Capital[3] (from above) | $960.3 | $982.2 | $1,005.7 | $977.7 | $971.5 | $974.0 | $986.0 | $1,067.0 | $1,132.6 |
| **TTM Adjusted ROIC (cash tax)** | 6% | 5% | 6% | 10% | 12% | 14% | 13% | 14% | 16% |

| | Q3FY17 | Q4FY17 | Q1FY18 | Q2FY18 | Q3FY18 | Q4FY18 | Q1FY19 | Q2FY19 | Q3FY19 |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted NOPAT (from above) | $58.8 | $46.4 | $57.3 | $100.3 | $120.0 | $133.2 | $128.0 | $149.0 | $181.2 |
| Add back: SBC included in Adjusted NOP[4] | $28.8 | $32.7 | $32.0 | $33.2 | $39.8 | $42.3 | $44.5 | $27.1 | $18.8 |
| TTM Adjusted NOPAT excluding SBC | $87.6 | $79.1 | $89.4 | $133.6 | $159.9 | $175.7 | $172.5 | $176.1 | $200.0 |
| Average Invested Capital[3] (from above) | $960.3 | $982.2 | $1,005.7 | $977.7 | $971.5 | $974.0 | $986.0 | $1,067.0 | $1,132.6 |
| **TTM Adjusted ROIC excluding SBC (cash tax)** | 9% | 8% | 9% | 14% | 16% | 18% | 18% | 17% | 18% |

*[1] Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.*

*[2,3] Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash.*

*[4] Adjusted NOP already excludes SBC related to investment consideration and restructuring. Here we remove the remaining SBC, so that the "Adjusted NOPAT excluding SBC" excludes all SBC.*

Values may not sum to total due to rounding.

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ABOUT CIMPRESS: Cimpress N.V. (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress N.V. or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Jenna Marvel Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, profits, and expenses; planned changes in our Vistaprint business, including the anticipated launch of a new e-commerce platform, and the anticipated effects of those changes; anticipated competitive position of certain of our businesses; and the matters discussed in the section entitled "Outlook Update." Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to address performance issues in some of our businesses; the failure of the businesses we acquire or invest in to perform as expected; our failure to develop and deploy our mass customization platform or the Vistaprint e-commerce platform or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; loss of key personnel or our inability to recruit talented personnel to drive performance of our businesses; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business and expand our operations; the willingness of purchasers of customized products and services to shop online; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended December 31, 2018 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this press release represent our expectations and beliefs as of the date of this press release, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this press release. Page 38 of 38